Prospectus Supplement

October 2, 2020

Morgan Stanley Institutional Fund Trust

Supplement dated October 2, 2020 to the Morgan Stanley Institutional Fund Trust Prospectus dated January 28, 2020

Short Duration Income Portfolio (the "Portfolio")

At a meeting held on September 30-October 1, 2020, the Board of Trustees of Morgan Stanley Institutional Fund Trust approved reopening Class C shares of the Portfolio. Accordingly, the following changes to the Prospectus will become effective immediately.

The second paragraph of the section of the Prospectus entitled "Fund Summary—Short Duration Income Portfolio—Fees and Expenses" is hereby deleted and replaced with the following:

For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share ("NAV") of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any Class A and Class C shares of the Fund already held in Related Accounts (as defined in the section of the Prospectus entitled "Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares") as of the date of the transaction as well as Class A shares of the Ultra-Short Income Portfolio and Ultra-Short Municipal Income Portfolio already held in Related Accounts as of the date of the transaction, amounts to $100,000 or more. More information about this combined purchase discount and other discounts is available from your financial intermediary, on page 57 of the Prospectus in the section entitled "Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares" and in Appendix A attached to the Prospectus.

The first and second paragraphs of the section of the Prospectus entitled "Fund Summary—Short Duration Income Portfolio—Purchase and Sale of Fund Shares" is hereby deleted and replaced with the following:

The Trust has suspended offering Class L shares of the Fund for sale to all investors. The Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.

The minimum initial investment generally is $5 million for Class I shares and $1,000 for each of Class A and Class C shares of the Fund. To purchase Class IS shares, an investor must meet a minimum initial investment of $10 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Internal Revenue Code of 1986, as amended (the "Code"), and in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled "Shareholder Information—Minimum Investment Amounts."

The section of the Prospectus entitled "Shareholder Information—Share Class Arrangements" is hereby deleted and replaced with the following:

The Trust has suspended offering Class L shares of the Funds for sale to all investors. The Class L shareholders of the Funds do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders of the Funds may invest in additional Class L shares through reinvestment of dividends and distributions. Additionally, Class L shares of the Strategic Income Portfolio are not being offered at this time. You do not currently have the option of purchasing Class L shares.

The Trust currently offers investors Class I, Class A and Class C shares of the Funds and Class IS shares of the Core Plus Fixed Income, High Yield, Short Duration Income and Strategic Income Portfolios. The Trust also offers Class IR shares of the High Yield Portfolio through a separate prospectus. Class I and Class IS shares are not subject to a sales charge and are not subject to a distribution and/or shareholder service (12b-1) fee. In addition, no sub-accounting or other similar fees, or any finder's fee payments are charged or paid on Class IS shares and no finder's fee payments are charged or paid on Class A shares of Short Duration Income Portfolio. The Class L shares of the Funds are currently closed to all investors except in the limited circumstances set forth in this Prospectus. Class C shares are sold at NAV with no initial sales charge, but are subject to a CDSC of 1.00% on sales made within one year after the last day of the month of purchase. Class I and Class IS shares generally require investments in minimum amounts that are substantially higher than Class A and Class C shares.

Please retain this supplement for future reference.

  IFTSDISUMPROSPT 10/20

Statement of Additional Information Supplement

October 2, 2020

Morgan Stanley Institutional Fund Trust

Supplement dated October 2, 2020 to the Morgan Stanley Institutional Fund Trust Statement of Additional Information dated January 28, 2020

Short Duration Income Portfolio (the "Portfolio")

At a meeting held on September 30-October 1, 2020, the Board of Trustees of Morgan Stanley Institutional Fund Trust approved reopening Class C shares of the Portfolio. Accordingly, the following changes to the Statement of Additional Information will become effective immediately.

Footnote 3 in the table on the cover of Statement of Additional Information entitled "Share Class and Ticker Symbol" is hereby deleted.

The first paragraph of the section of the Statement of Additional Information entitled "Purchase and Redemption of Shares" is hereby deleted and replaced with the following:

The Trust has suspended offering Class L shares of the Funds to all investors. The Class L shareholders of the Funds do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders of the Funds may invest in additional Class L shares through reinvestment of dividends and distributions.

Please retain this supplement for future reference.